BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.fin.gov.bc.ca/registries

Telephone: 250 356-8626

NOTICE OF ALTERATION

FORM 11 – BC COMPANY

Section 257(4) *Business Corporations Act*

RECEIVED BY RECORDS OFFICE

2005 MAY -2 P 2:03

M.O.I. CORPORATE SERVICES

DO NOT MAIL THIS FORM to the Corporate and Personal Property Registries unless you are instructed to do so by registry staff. The Regulation under the *Business Corporations Act* requires the electronic version of this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FIPPA): The personal information requested on this form is made available to the public under the authority of the *Business Corporations Act*. Questions about how the *FIPPA* applies to this personal information can be directed to the Administrative Assistant of the Corporate and Personal Property Registries at 250 356-1198, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A INCORPORATION NUMBER OF COMPANY

BC0337649

B NAME OF COMPANY

Clearly Canadian Beverage Corporation

C ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered:
("altered" means create, add to, vary or delete)

- ☐ Company name
- ☐ A translation of company name
- ☐ Pre-existing Company Provisions
- ☑ Date of a Resolution or Court Order **(applies to special rights or restrictions only)**
- ☑ Authorized Share Structure

D ALTERATION EFFECTIVE DATE – *Choose **one** of the following:*

☑ The alteration is to take effect at the time that this notice is filed with the registrar.

☐ The alteration is to take effect at 12:01a.m. Pacific Time on ______ (YYYY / MM / DD) being a date that is not more than ten days after the date of the filing of this notice.

☐ The alteration is to take effect at ______ ☐ a.m. or ☐ p.m. Pacific Time on ______ (YYYY / MM / DD) being a date and time that is not more than ten days after the date of the filing of this notice.

E CHANGE OF COMPANY NAME

The company is to change its name from ______

to *(choose **one** of the following)*:

☐ ______. This name has been reserved for the company under name reservation number ______, or

☐ a name created by adding "B.C. Ltd." after the incorporation number of the company.

F TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

Changes: Change the following translation(s) of the company name:

PREVIOUS TRANSLATION OF THE COMPANY NAME	NEW TRANSLATION OF THE COMPANY NAME

Deletions: Remove the following translation(s) of the company name:

G PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the *Business Corporations Act*)

Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

☐ The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

H AUTHORIZED SHARE STRUCTURE

Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

YYYY / MM / DD

2005/04/29

Set out the new authorized share structure

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number.		Kind of shares of this class or series of shares.			Are there special rights or restrictions attached to the shares of this class or series of shares?	
	THERE IS NO MAXIMUM (✔)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (✔)	WITH A PAR VALUE OF ($)	Type of currency	YES (✔)	NO (✔)
Common	✓		✓				✓
Class A Preferred		2,000,000	✓			✓	
Class B Preferred		2,000,000	✓			✓	

I CERTIFIED CORRECT – I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	DATE SIGNED YYYY / MM / DD
Bruce E. Morley	X [signature]	2005/04/29

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

Liz Mueller
LIZ MUELLER
May 2, 2005

This Notice of Articles was issued by the Registrar on: May 2, 2005 02:11 PM Pacific Time

Incorporation Number: **BC0337649**

Recognition Date: Incorporated on December 14, 1987

NOTICE OF ARTICLES

Name of Company:

CLEARLY CANADIAN BEVERAGE CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:
C/O MCCULLOUGH O'CONNOR IRWIN
1100-888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

Delivery Address:
C/O MCCULLOUGH O'CONNOR IRWIN
1100-888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
C/O MCCULLOUGH O'CONNOR IRWIN
1100-888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

Delivery Address:
C/O MCCULLOUGH O'CONNOR IRWIN
1100-888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LANGRIDGE, PHILIP

Mailing Address:
4517 CAULFEILD LANE
WEST VANCOUVER BC V7W3J6

Delivery Address:
4517 CAULFEILD LANE
WEST VANCOUVER BC V7W3J6

Last Name, First Name, Middle Name:
MASON, DOUGLAS L.

Mailing Address:
3912 MARINE DRIVE
WEST VANCOUVER, BC V7V1N4

Delivery Address:
3912 MARINE DRIVE
WEST VANCOUVER, BC V7V1N4

Last Name, First Name, Middle Name:
MORLEY, BRUCE E.

Mailing Address:
5449 WEST VISTA COURT
W VANCOUVER BC V7W3G8

Delivery Address:
5449 WEST VISTA COURT
W VANCOUVER BC V7W3G8

Last Name, First Name, Middle Name:
WOODALL, NIGEL

Mailing Address:
SUITE 201, 3389 CAPILANO ROAD
NORTH VANCOUVER, BC V7R4W7

Delivery Address:
SUITE 201, 3389 CAPILANO ROAD
NORTH VANCOUVER, BC V7R4W7

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

April 29, 2005 12:00 AM Pacific Time

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached

2.	2,000,000	Class A Preferred Shares	Without Par Value With Special Rights or Restrictions attached
3.	2,000,000	Class B Preferred Shares	Without Par Value With Special Rights or Restrictions attached